Exhibit 99.1

SolarEdge Announces Fiscal Fourth Quarter
and Year End 2016 Financial Results

FREMONT, Calif. — August 9, 2016. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in PV inverters, power optimizers, and module-level monitoring services, today announced its financial results for the fiscal fourth quarter and year ended June 30, 2016.

Fourth Quarter and Full Fiscal Year 2016 Highlights

•	Revenues for fiscal Q4 2016 of $124.8 million, and $489.8 million in fiscal year 2016

•	GAAP gross margin for fiscal Q4 2016 of 31.4% and 31.0% for fiscal year 2016

•	GAAP net income for fiscal Q4 2016 of $17.3 million and $76.6 million for fiscal year 2016

•	Non-GAAP net income for fiscal Q4 2016 of $19.9 million and net income of $79.3 million for fiscal year 2016

•	GAAP net diluted earnings per share for fiscal Q4 2016 of $0.39 and $1.73 for fiscal year 2016

•	Non GAAP net diluted earnings per share for fiscal Q4 2016 of $0.44 and $1.74 for fiscal year 2016

•	427 Megawatts (AC) of inverters shipped for fiscal Q4 2016 and 1,615 Megawatts (AC) for fiscal year 2016

 “Our fiscal 2016 results demonstrate consistent and strong execution with record revenues and 51% annual growth. We maintain our profitability and continue to generate cash flow from our operations, quarter over quarter. While this quarter is characterized by a general slowdown in the residential U.S market, we were able to compensate with increased sales in other geographic regions in which we sell,” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “We remain on target with our plans to grow our business and increase market share without sacrificing gross margins and profitability.”

Fourth Quarter 2016 Summary

The Company reported revenues of $124.8 million for fiscal Q4 2016, a decrease of 0.4% from the prior quarter and increase of 26.8% from fiscal Q4 2015.

GAAP gross margin reached 31.4% for fiscal Q4 2016, down slightly from 32.5% in the prior quarter and up from 28.7% in fiscal Q4 2015.

Non-GAAP gross margin was 31.6% for fiscal Q4 2016, down slightly from 32.7% in the prior quarter and up from 28.9% in fiscal Q4 2015.

GAAP operating expenses were $21.2 million for fiscal Q4 2016, consistent with $21.0 million, from the prior quarter and an increase from $16.4 million in fiscal Q4 2015.

GAAP operating income was $17.9 million for fiscal Q4 2016, down from $19.7 million in the prior quarter and up from $11.9 million in fiscal Q4 2015.

GAAP net income was $17.3 million for fiscal Q4 2016, down from $20.8 million in the prior quarter and up from $9.3 million in fiscal Q4 2015.

Non-GAAP net income was $19.9 million for fiscal Q4 2016, a decrease from $23.3 million in the prior quarter and an increase from $13.8 million in fiscal Q4 2015.

GAAP net diluted earnings per share (“EPS”) was $0.39 for fiscal Q4 2016, down from $0.47 in the prior quarter and up from $0.21 in fiscal Q4 2015.

Non-GAAP net diluted EPS was $0.44 for fiscal Q4 2016, a decrease from $0.51 in the prior quarter and an increase from $0.31 in fiscal Q4 2015.

As of June 30, 2016, cash, cash equivalents, restricted cash and marketable securities totaled $186.6 million, compared to $172.2 million on March 31, 2016. As of June 30, 2016, the Company did not have any debt.

Full Fiscal Year 2016 Summary

For the full fiscal year 2016, the Company reported:

•	Revenue of $489.8 million, representing a 50.7% increase from fiscal year 2015

•	Gross margin of 31.0%, compared to 25.2% in fiscal year 2015

•	Operating expenses of $80.2 million, up 49.8% from fiscal year 2015

•	Operating income of $71.8 compared to $28.3 million in fiscal year 2015

•	GAAP net income of $76.6 million, compared to $21.1 million in fiscal year 2015

•	Non-GAAP net income of $79.3 million, compared to $29.4 in fiscal year 2015

•	GAAP net diluted EPS of $1.73, compared to $0.27 in fiscal year 2015

•	Non-GAAP net diluted EPS of $1.74, compared to $0.77 in fiscal year 2015

Outlook for the First Fiscal Quarter 2017

The Company also provides guidance for the first fiscal quarter of 2017 as follows:

•	Revenues to be within the range of $130 million to $139 million;

•	Gross margins to be within the range of 30% to 32%.

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. Eastern Time on Tuesday, August 9, 2016. The call will be available, live, to interested parties by dialing +1 877-741-4239. For international callers, please dial +1 719-325-4750. The Conference ID number is 8624082.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge provides an intelligent inverter solution that has changed the way power is harvested and managed in solar photovoltaic systems. The SolarEdge DC optimized inverter system maximizes power generation at the individual PV module-level while lowering the cost of energy produced by the solar PV system. The SolarEdge system consists of power optimizers, inverters, storage solutions and a cloud-based monitoring platform and addresses a broad range of solar market segments, from residential solar installations to commercial and small utility-scale solar installations. SolarEdge is online at http://www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Registration Statement on Form S-1 (including the related prospectus), Annual Report on Form 10-K for the fiscal year ended June 30, 2015, when it becomes available, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of August 12, 2015.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended June 30,		Fiscal year ended June 30,
	2016	2015	2016	2015
	(unaudited)
Revenues	$124,752	$98,420	$489,843	$325,078
Cost of revenues	85,639	70,149	337,887	243,295
Gross profit	39,113	28,271	151,956	81,783

Operating expenses:
Research and development, net	9,232	6,701	33,231	22,018
Sales and marketing	8,930	7,432	34,833	24,973
General and administrative	3,067	2,265	12,133	6,535
Total operating expenses	21,229	16,398	80,197	53,526

Operating income	17,884	11,873	71,759	28,257
Other expenses	-	104	-	104
Financial income (expenses), net	(527)	(1,699)	471	(5,077)

Income before taxes on income	17,357	10,070	72,230	23,076

Taxes on income (tax benefit)	84	809	(4,379)	1,955

Net income	$17,273	$9,261	$76,609	$21,121

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,
	2016	2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$74,032	$144,750
Restricted cash	928	3,639
Marketable Securities	59,163	-
Trade receivables, net	72,737	35,428
Prepaid expenses and other accounts receivable	21,340	32,645
Inventories	81,550	73,950

Total current assets	309,750	290,412

PROPERTY AND EQUIPMENT, NET	27,831	14,717

LONG-TERM ASSETS:
Long-term marketable securities	52,446	-
Long-term prepaid expenses and lease deposits	399	529
Deferred tax assets, net	6,296	-
Intangible assets, net	716	-

Total assets	$397,438	$305,658
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	$48,481	$80,684
Employees and payroll accruals	10,092	6,814
Warranty obligations	14,114	9,431
Deferred revenues	3,859	1,676
Accrued expenses and other accounts payable	10,725	6,987

Total current liabilities	87,271	105,592

LONG-TERM LIABILITIES:
Warranty obligations	37,078	22,448
Deferred revenues	14,684	8,289
Lease incentive obligation	2,297	2,385

Total long-term liabilities	54,059	33,122

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ EQUITY:
Share capital	4	4
Additional paid-in capital	299,214	287,152
Accumulated other comprehensive income (loss)	271	(222)
Accumulated deficit	(43,381)	(119,990)

Total stockholders’ equity	256,108	166,944

Total liabilities and stockholders’ equity	$397,438	$305,658

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year ended June 30,
	2016	2015	2014
Cash flows provided by (used in) operating activities:
Net income (loss)	$76,609	$21,121	$(21,378)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	3,763	2,253	1,978
Amortization of intangible assets	84	-	-
Amortization of premiums on available-for-sale marketable securities	532	-	-
Stock-based compensation	9,089	2,956	1,082
Financial expenses (income), net related to term loan	-	(992)	431
Remeasurement of warrants to purchase convertible preferred stock	-	5,350	(53)
Capital loss from disposal of property	-	104	-
Interest expenses related to short term bank loan	-	-	44
Changes in assets and liabilities:
Inventories	(7,356)	(48,507)	(10,681)
Prepaid expenses and other accounts receivable	10,542	(19,563)	(7,409)
Trade receivables, net	(37,271)	(16,333)	(9,911)
Deferred tax assets, net	(6,380)	-	-
Trade payables	(32,200)	41,111	19,441
Employees and payroll accruals	3,278	1,668	1,726
Warranty obligations	19,313	13,698	7,803
Deferred revenues	8,578	3,989	(500)
Accrued expenses and other accounts payable	3,934	2,530	(418)
Lease incentive obligation	(88)	2,669	-
Net cash provided by (used in) operating activities	52,427	12,054	(17,845)
Cash flows from investing activities:
Purchase of property and equipment	(15,690)	(11,765)	(2,990)
Purchase of intangible assets	(800)	-	-
Decrease (increase) in restricted cash	2,711	(2,038)	(156)
Decrease (increase) in long-term lease deposit	103	(134)	(1)
Investment in available-for-sale marketable securities	(118,511)	-	-
Maturities of available-for-sale marketable securities	6,350	-	-
Net cash used in investing activities	(125,837)	(13,937)	(3,147)
Cash flows from financing activities:
Proceeds from short term bank loan	-	23,000	21,813
Repayment of short term bank loan	-	(36,326)	(12,447)
Repayments of term loan	-	(5,919)	(2,401)
Proceeds from issuance of Series D-2 Convertible Preferred stock, net	-	-	669
Proceeds from issuance of Series D-3 Convertible Preferred stock, net	-	-	9,991
Proceeds from issuance of Series E Convertible Preferred stock, net	-	24,712	-
Proceeds from initial public offering, net	-	131,402	-
Proceeds from issuance of shares under stock purchase plan and upon exercise of options	2,973	84	51
Issuance costs related to initial public offering	(194)	-	-
Net cash provided by financing activities	2,779	136,953	17,676
Increase (decrease) in cash and cash equivalents	(70,631)	135,070	(3,316)
Cash and cash equivalents at the beginning of the period	144,750	9,754	13,142
Effect of exchange rate differences on cash and cash equivalents	(87)	(74)	(72)
Cash and cash equivalents at the end of the period	$74,032	$144,750	$9,754

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Reconciliation of Non-GAAP Financial Measures

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)

Gross profit (GAAP)	39,113	40,734	28,271	151,956	81,783
Stock-based compensation	310	246	188	945	442
Gross profit (Non-GAAP)	39,423	40,980	28,459	152,901	82,225

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Gross margin (GAAP)	31.4%	32.5%	28.7%	31.0%	25.2%
Stock-based compensation	0.2%	0.2%	0.2%	0.2%	0.1%
Gross margin (Non-GAAP)	31.6%	32.7%	28.9%	31.2%	25.3%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Operating expenses (GAAP)	21,229	20,995	16,398	80,197	53,526
Stock-based compensation R&D	747	724	184	2,384	634
Stock-based compensation S&M	730	842	263	2,937	809
Stock-based compensation G&A	613	819	569	2,823	1,071
Operating expenses (Non-GAAP)	19,138	18,610	15,382	72,052	51,012

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Operating income (GAAP)	17,884	19,739	11,873	71,759	28,257
Stock-based compensation	2,401	2,631	1,204	9,090	2,956
Operating income (Non-GAAP)	20,285	22,370	13,077	80,849	31,213

	Reconciliation of GAAP to Non-GAAP Finance expenses
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Finance expenses (Income) (GAAP)	527	(2,029)	1,699	(471)	5,077
Warrants remeasurement	----	----	3,285	----	5,350
Finance expenses (Income) (Non-GAAP)	527	(2,029)	(1,586)	(471)	(273)

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Tax on income (Tax benefit) (GAAP)	84	969	809	(4,379)	1,955
Tax benefit due to deferred tax asset	(247)	100	----	6,380	----
Tax on income (Tax benefit) (Non-GAAP)	(163)	1,069	809	2,001	1,955

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Net income (GAAP)	17,273	20,799	9,261	76,609	21,121
Stock-based compensation	2,401	2,631	1,204	9,090	2,956
Warrants remeasurement	----	----	3,285	----	5,350
Tax benefit due to deferred tax asset	247	(100)	----	(6,380)	----
Net income (Non-GAAP)	19,921	23,330	13,750	79,319	29,427

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Net basic earnings per share (GAAP)	0.42	0.52	0.24	1.92	0.30
Stock-based compensation	0.06	0.06	0.03	0.22	0.09
Warrants remeasurement	----	----	0.08	----	0.15
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	----	----	0.31
Tax benefit due to deferred tax asset	0.01	----	----	(0.16)	----
Net basic earnings per share (Non-GAAP)	0.49	0.58	0.35	1.98	0.85

	Reconciliation of GAAP to Non-GAAP No. of shares used in net basic EPS
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Number of shares used in computing net basic earnings per share (GAAP)	40,776,059	40,362,093	39,160,372	39,987,935	11,902,911
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	----	----	22,518,959
Number of shares used in computing net basic earnings per share (Non-GAAP)	40,776,059	40,362,093	39,160,372	39,987,935	34,421,870

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Net diluted earnings per share (GAAP)	0.39	0.47	0.21	1.73	0.27
Stock-based compensation	0.04	0.04	0.02	0.16	0.07
Warrants remeasurement	----	----	0.08	----	0.14
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	----	----	0.29
Tax benefit due to deferred tax asset	0.01	----	----	(0.15)	----
Net diluted earnings per share (Non-GAAP)	0.44	0.51	0.31	1.74	0.77

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			12 months ended
	June 30, 2016	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015(1)
Number of shares used in computing net diluted earnings per share (GAAP)	44,463,087	44,577,901	44,473,080	44,376,075	15,269,448
Stock-based compensation	1,216,866	1,071,876	319,840	1,079,137	582,962
Warrants remeasurement	----	----	126,634	----	59,288
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	----	----	22,518,959
Number of shares used in computing net diluted earnings per share (Non-GAAP)	45,679,953	45,649,777	44,919,554	45,455,212	38,430,656

(1) Assumes shares of common stock outstanding after accounting for the automatic conversion of the shares of preferred stock then outstanding into common stock at the beginning of fiscal year 2015.